Filed pursuant to Rule 497(a)

Registration File No. 333-218114

Rule 482 ad

TCG BDC, Inc. Prices Public Offering

NEW YORK (June 13, 2017) – TCG BDC, Inc. (“TCG BDC”) today announced that it priced its initial public offering of 9,000,000 shares of common stock at $18.50 per share. Shares of common stock of TCG BDC are expected to begin trading on the NASDAQ Global Select Market on June 14, 2017, under the symbol “CGBD.” TCG BDC also granted the underwriters an option to purchase up to an additional 1,350,000 shares of its common stock. The closing of the offering is subject to customary closing conditions and the shares are expected to be delivered on or about June 19, 2017.

TCG BDC expects to use the net proceeds of this offering to repay a portion of the outstanding debt under its senior secured revolving credit facilities.

BofA Merrill Lynch, Morgan Stanley, J.P. Morgan and Citigroup are acting as joint book-running managers for the offering. Keefe, Bruyette & Woods, A Stifel Company and Wells Fargo Securities are acting as bookrunners for the offering and HSBC and Mizuho Securities are acting as co-managers for the offering.

A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective. The offering of these securities will be made only by means of a preliminary prospectus forming part of the effective registration statement, which may be accessed without charge at the SEC’s EDGAR service on the SEC website, www.sec.gov. Alternatively, a copy of the preliminary prospectus may be obtained from: BofA Merrill Lynch, NC1-004-03-43 200, North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; Morgan Stanley, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, (866) 803-9204; Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, (800) 831-9146.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of TCG BDC before investing. The preliminary prospectus, dated June 5, 2017, contains this and other information about TCG BDC and should be read carefully before investing. The information in the registration statement, preliminary prospectus and herein is not complete and may be changed.

This press release will not constitute an offer to sell or the solicitation of an offer to buy the securities described above nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state or jurisdiction. Offers of these securities are made only by means of the prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus. Any representation to the contrary is a criminal offense.

About TCG BDC, Inc.

TCG BDC is an externally managed specialty finance company focused on lending to middle-market companies. TCG BDC is managed by Carlyle GMS Investment Management L.L.C., an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group L.P. Since it commenced investment operations in May 2013 through March 31, 2017, TCG BDC has invested more than $2.4 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments. TCG BDC’s investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies. TCG BDC has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements” that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations and estimates about us, our current and prospective portfolio investments, our industry, our beliefs, our assumptions and other similar matters. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, including those described from time to time in our filings with the SEC, many of which are beyond TCG BDC’s control and difficult to predict, that could cause actual results to differ materially from those implied or expressed in the forward-looking statements. TCG BDC undertakes no obligation to update or revise publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

Investor Contact:

Daniel Harris

212-813-4527

Daniel.harris@carlyle.com

Media Contact:

Jordan DeJarnette

202-729-5029

jordan.dejarnette@carlyle.com